Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 16. Subsequent Events
In January 2023, the Company implemented a restructuring plan approved by the board of directors to reduce its overall workforce by approximately 25%. The Company expects to substantially complete the workforce reduction by the end of the first quarter of 2023 and estimates to incur one-time
restructuring charges of approximately $1.2 million, including employee severance, benefits and related costs.
In February 2023, the Company cancelled certain studies with its contract manufacturing organization and incurred a cancellation fee equal to 50% of the contract price of the studies plus any raw materials and handling fees that have been incurred.
On March 10, 2023, Silicon Valley Bank, or SVB, was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation, or FDIC, as a receiver. On March 12, 2023, the U.S. Department of the Treasury, Federal Reserve, and FDIC jointly announced that the FDIC would complete its resolution of SVB in a manner that fully protects all depositors. The Company has access to its full deposits with SVB and does not anticipate any disruption to its ongoing operations. The Company is working on replacing the letter of credit issued by SVB as required by the landlord and transferring substantially all of its cash deposits at SVB to a different financial institution.
On March 31, 2023, we entered into an amended and restated warrant agreement with Continental Stock Transfer & Trust Company as warrant agent, or the PIPE Warrant Agreement. PIPE Warrants may be converted into Public Warrants on transfer pursuant to the terms of the PIPE Warrant Agreement. To the date of the consolidated financial statements were issued, no PIPE Warrants were converted into Public Warrants